                                   EXHIBIT 11
                    COMPUTATION OF EARNINGS (LOSS) PER SHARE


For the Period Ending September 30, 1996:

                                                                                    Number
                                                                    Weighted       of days
                                                        Number       Number         Shares
                                                      of Shares    of Shares     Outstanding
                                                      ---------    ---------     -----------
JANUARY 1, 1996 TO MARCH 31, 1996

Shares at Beginning of Period                         2,341,363    2,341,363
Shares Issued on February 3, 1996                         6,500        4,143           58
                                                      ---------    ---------
                                                      2,347,863    2,345,506
                                                      =========    =========
APRIL 1, 1996 TO JUNE 30, 1996

Shares at Beginning of Period                         2,347,863    2,347,863
Shares Issued Between April 1, 1996
  and April 30, 1996                                     80,000       66,813           76
                                                      ---------    ---------
                                                      2,427,863    2,414,676
                                                      =========    =========
JULY 1, 1996 TO SEPTEMBER 30, 1996

Shares at Beginning of Period                         2,427,863    2,427,863
Shares Issued September 9, 1996                          30,000        7,174           22
                                                      ---------    ---------
                                                      2,457,863    2,435,037
                                                      =========    =========

WEIGHTED AVERAGE FOR PERIODS OUTSTANDING                           2,398,406

COMMON SHARE EQUIVALENTS (INCREMENTAL AMOUNTS):
                  RESULTING FROM COMMON STOCK
                  ISSUED BELOW THE IPO PRICE                          10,407

                  RESULTING FROM WARRANTS AND OPTIONS
                  ISSUED WITH EXERCISE PRICES BELOW
                  THE IPO PRICE                                      262,987
                                                                   ---------

Common shares and equivalents outstanding at September 30, 1996    2,671,800
                                                                   =========

                                   EXHIBIT 11
                    COMPUTATION OF EARNINGS (LOSS) PER SHARE


For the Period Ending December 31, 1995:

                                                                                           Number
                                                                           Weighted       of days
                                                               Number       Number         Shares
                                                             of Shares    of Shares      Outstanding
                                                             ---------    ---------      -----------
FROM AUGUST 2, 1995 TO SEPTEMBER 30, 1995

Shares issued to Founders on August 2, 1995                    245,310      245,310
                                                                          =========
OCTOBER 1, 1995 TO DECEMBER 31, 1995

Shares at Beginning of Period                                  245,310      245,310           91
Shares Issued on October 6, 1995                             1,549,100    1,464,910           87
Shares Issued on November 8, 1995                              142,276       83,510           54
Shares Issued on November 12, 1995                              49,015       26,639           50
Shares Issued on November 12, 1995                               5,333        2,897           50
Shares Issued on November 15, 1995                              16,583        8,472           47
Shares Issued Between November 20, 1995
  and December 31, 1995                                        333,746       58,043           16
                                                             ---------    ---------
                                                             2,341,363    1,889,781
                                                             =========    =========

WEIGHTED AVERAGE FOR PERIODS OUTSTANDING                                  1,067,546

COMMON SHARE EQUIVALENTS (INCREMENTAL AMOUNTS):
                 RESULTING FROM COMMON STOCK
                 ISSUED BELOW THE IPO PRICE                               1,016,714

                 RESULTING FROM WARRANTS AND OPTIONS
                 ISSUED WITH EXERCISE PRICES BELOW
                 THE IPO PRICE                                              262,987
                                                                          ---------

Common shares and equivalents outstanding for the period
  ending December 31, 1995                                                2,347,247
                                                                          =========

BEVERAGE WORKS, INC
Computation of Incremental Shares and Warrants
December 31, 1995 and September 30, 1996

                                                                                             Shares
                                              Number                                       Purchased    Weighted
                                  Number     of Days       Price     Proceeds   Estimated    Under       Shares        Incremental
                                of Shares  Outstanding  Per Share    Received   IPO Price    SAB 83     Purchased         Shares
                               ----------------------------------------------------------------------------------------------------
                                   (a)       (b)           (c)      (c) x (a) =    (e)    (d) / (e) =    (f) x (b) /    (a) - (f)
                                                                       (d)                   (f)      days in period =
                                                                                                                    (g)
AUGUST 2, 1995 TO
  SEPTEMBER 30, 1995

Shares issued to
  founders*                      245,310                                                                 245,310                  0
                                                                                                       ---------

OCTOBER 1, 1995 TO
  DECEMBER 31, 1995
Shares at the beginning
  of the period                                                                                          245,310
Shares issued
  October 6, 1995              1,549,100       87         $0.05     $   77,455     $6.00      12,909      12,208          1,536,191
Shares issued
  November 8, 1995               142,276       54          3.11        442,478      6.00      73,746      43,286             68,530
Shares issued
  November 12, 1995                5,333       50          4.00         21,332      6.00       3,555       1,932              1,778
Shares issued
  November 12, 1995               49,015       50          3.00        147,045      6.00      24,508      13,320             24,507
Shares issued
  November 15, 1995               16,583       47          3.47         57,543      6.00       9,591       4,899              6,992
Shares issued between
  November 20, 1995 and
  December 31, 1995              333,746       16          4.00      1,334,984      6.00     222,497      38,695            111,249
                                                                                                      ----------          ---------
                                                                                                         359,650          1,749,247
                                                                                                      ----------          ---------
                                 Average of shares purchased - treasury stock method                     302,480
                                 Incremental shares - treated as outstanding since August 2 ,1995      1,781,780
                                                                                                       ---------
                                                                                                       2,084,260
                                 Weighted average shares for period                                    1,067,546
                                                                                                       ---------
                                 Incremental shares for the period ended December 31, 1995             1,016,714
                                                                                                       =========

JANUARY 1, 1996 TO
  MARCH 31, 1996
Shares outstanding
  at the beginning
  of the period                                                                                        2,341,363
Shares issued
  February 3, 1996                 6,500       58          5.20         33,800      6.00       5,633       3,551                867
                                                                                                      ----------           --------
                                                                                                       2,344,914
                                                                                                      ----------
APRIL 1, 1996 TO
  JUNE 30, 1996
Shares at the beginning
  of the period                                                                                        2,344,914
  and April 30 ,1996              80,000       76          4.00        320,000      6.00      53,333      44,058             26,667
                                                                                                       ---------
                                                                                                       2,388,972
                                                                                                       ---------
JULY 1, 1996 TO
  SEPTEMBER 30, 1996
Shares at the beginning
  of the period                                                                                        2,388,972
Shares issued
  September 9, 1996               30,000       22          5.00        150,000      6.00      25,000       5,979              5,000
                                                                                                       ---------          ---------
                                                                                                       2,394,951             32,534
                                                                                                       ---------          ---------

                                 Average of shares purchased - treasury stock method                   2,376,279          1,781,780
                                                                                                                          =========

                                 Incremental shares - treated as outstanding since August 2 ,1995         32,534
                                                                                                       ---------

                                                                                                       2,408,813
                                 Weighted average shares for period                                    2,398,406
                                                                                                       ---------

                                 Incremental shares for the period ended September 30, 1996               10,407
                                                                                                       =========

* Such shares are not included in this calculation as these shares were issued prior to the 12 months from the initial filing of the registration statement.

BEVERAGE WORKS, INC
Computation of Incremental Shares and Warrants
December 31, 1995 and September 30, 1996

                                                                                                   Shares
                                                       Exercise                                   Purchased
                                         Number of    Price Per       Proceeds      Estimated       Under       Incremental
                                         Warrants      Warrant        Received      IPO Price       SAB 83         Shares
                                         ----------------------------------------------------------------------------------
                                           (a)           (c)         (c) x (a) =       (e)       (d) / (e) =      (a)- (f)
                                                                        (d)                          (f)

Warrants issued October 31, 1995          15,583        $4.50        $   70,124        $6.00         11,687          3,896
Warrants issued April 22, 1996            35,000         4.75           166,250         6.00         27,708          7,292
Options granted August 6, 1996           933,500         5.20         4,854,200         6.00        809,033        124,466
Options granted August 6, 1996           955,000         5.20         4,966,000         6.00        827,667        127,333
Unit Warrants issued September 9,
  1996 *                                  15,000         7.00                                                           --
                                                                                                                   -------

                                                 Incremental  shares resulting from warrants and options
                                                   with exercise prices below the IPO price                        262,987
                                                                                                                   =======


* such are excluded from the computation as such warrants were granted with an exercise price greater than the IPO price